UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2007

TEL Offshore Trust

(Exact name of registrant as specified in its charter)

Texas	1-6910	76-6004064
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Bank of New York Trust Company,N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 852-1422

221 West Sixth Street Austin, TX 78701

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 30, 2007, the Registrant issued a press release announcing Tel Offshore Trust’s first quarter distribution to unitholders of record on March 31, 2007.   The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	TEL Offshore Trust’s Press Release dated March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEL Offshore Trust
	By:	The Bank of New York Trust Company, N.A.,
as Trustee

Date: March 30, 2007	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

EXHIBIT INDEX

Exhibit	Description

99.1	TEL Offshore Trust’s Press Release dated March 30, 2007.